                                                                    EXHIBIT 10.1

                          FINANCIAL INSTITUTIONS, INC.

                      1999 MANAGEMENT STOCK INCENTIVE PLAN



1.       BACKGROUND AND PURPOSE

     Financial Institutions, Inc. (the "Company") hereby establishes the Financial Institutions, Inc. 1999 Management Stock Incentive Plan (the "Plan"). The purpose of this Plan is to enable the Company and its subsidiaries to attract and retain key employees and provide them with an incentive to maintain and enhance the Company's long-term performance record. It is intended that this purpose will best be achieved by granting eligible key employees incentive stock options ("ISOs"), non-qualified stock options ("NQSOs"), stock appreciation rights ("SARs") and restricted stock grants, individually or in combination, under this Plan pursuant to the rules set forth in Sections 83, 162(m), 421 and 422 of the Internal Revenue Code, as amended from time to time.

2.       ADMINISTRATION

     The Plan shall be administered by the Company's Compensation Committee (the "Committee"). This Committee shall consist of at least two members of the Company's Board of Directors all of whom shall, unless the Board determines otherwise, be "outside directors" as this term is defined in Code Section 162(m) and regulations thereunder and "non-employee directors" as this term is used in Rule 16b-3, or any successor provision, promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and none of whom during the twelve months prior to commencement of service on the Committee, or during such service, has been granted or awarded any equity security or derivative security of the Company pursuant to the Plan or, except as permitted by Rule 16b-3 (c)(2)(i) of the Exchange Act, or any other plan of the Company. Subject to the provisions of the Plan, the Committee shall possess the authority, in its discretion, (a) to determine the employees of the Company to whom, and the time or times at which, ISOs and/or NQSOs (ISOs and NQSOs are collectively referred to as "options"), SARs and restricted stock grants (all four types of grants are collectively referred to as "awards") shall be granted; (b) to determine at the time of grant whether an award will be an ISO, a NQSO, a SAR, a restricted stock grant or a combination of these awards and the number of shares to be subject to each award; (c) to prescribe the form of the award agreements and any appropriate terms and conditions applicable to the awards and to make any amendments to such agreements or awards; (d) to interpret the Plan; (e) to make and amend rules and regulations relating to the Plan; and (f) to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations shall be conclusive and binding. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award granted hereunder.

3.       ELIGIBLE EMPLOYEES

     Awards may be granted under the Plan only to employees of the Company and its subsidiaries (which shall include all corporations of which at least fifty percent of the voting stock is owned by the Company directly or through one or more corporations at least fifty percent of the voting stock of which is so owned) who have the capability of making a substantial contribution to the success of the Company.
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                                      -2-


4.       SHARES AVAILABLE

     The total number of shares of the Company's Common Stock (par value of $.01 per share) available in the aggregate for awards under this Plan shall not exceed ten percent (10%) of the number of issued shares of the Company's Common Stock, including treasury shares. In addition, not more than 800,000 shares of Common Stock shall be available for ISO awards during the term of the Plan. Finally, the aggregate number of shares which may be issued under restricted stock grants at any one time during the life of the Plan may not exceed three percent (3%) of the number of issued shares, including treasury shares, of the Company's Common Stock. Shares to be granted may be authorized and unissued shares or may be treasury shares.

     The total number of shares covered by all awards granted under this Plan to any one participant in any one calendar year may not exceed 300,000. The Committee may issue awards in any combination it may choose provided that the total shares under all such awards to any one participant does not exceed the 300,000 individual aggregate limit.

     If an award expires, terminates or is canceled without being exercised or becoming vested, new awards may thereafter be granted under the Plan covering such shares unless Rule 16b-3 provides otherwise. No award may be granted more than 10 years after the effective date of the Plan.

5.       TERMS AND CONDITIONS OF ISOS

     Each ISO granted under the Plan shall be evidenced by an ISO option agreement in such form as the Committee shall approve from time to time, which agreement shall conform with this Plan and contain the following terms and conditions:

          (a)  Exercise Price.  The exercise price under each option shall equal
               --------------
          the fair market value of the Common Stock at the time such option is granted, or, if there was no trading in such stock on the date of such grant, the closing price on the last preceding day on which there was such trading. If an option is granted to an officer or employee who at the time of grant owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (a "10-percent Shareholder"), the purchase price shall be at least 110 percent of the fair market value of the stock subject to the option.

          (b)  Duration of Option.  Each option by its terms  shall not be
               ------------------
          exercisable after the expiration of ten years from the date such option is granted. In the case of an option granted to a 10-percent Shareholder, the option by its terms shall not be exercisable after the expiration of five years from the date such option is granted.

          (c)  Options Nontransferable.  Each option by its terms shall not be
               -----------------------
          transferable by the participant otherwise than by will or the laws of descent and distribution and shall be exercisable, during the participant's lifetime, only by the participant, the participant's guardian or the participant's legal representative. To the extent required for the option grant and/or exercise to be exempt under Rule 16b-3, options (or the shares of Common Stock underlying the options) must be held by the participant for at least six months following the date of grant.

          (d)  Exercise Terms.  Each option granted under the Plan shall become
               --------------
          exercisable pursuant to a vesting schedule established by the Committee at the time an option is granted. Options may be partially exercised from time to time during the period extending from the time they first become exercisable until the tenth anniversary (fifth anniversary for a 10-percent Shareholder) of the date of grant. The Committee may impose such other terms and conditions on the exercise of
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                                      -3-

          options as it deems appropriate to serve the purposes for which this Plan has been established.

          (e)  Maximum Value of ISO Shares.  No ISO shall be granted to an
               ---------------------------
          employee under this Plan or any other ISO plan of the Company or its subsidiaries to purchase shares as to which the aggregate fair market value (determined as of the date of grant) of the Common Stock which first become exercisable by the employee in any calendar year exceeds $100,000.

          (f)  Payment of Exercise Price.  An option shall be exercised upon
               -------------------------
          written notice to the Company accompanied by payment in full for the shares being acquired. The payment shall be made in cash, by check or, if the option agreement so permits, by delivery of shares of Common Stock of the Company beneficially owned by the participant, duly assigned to the Company with the assignment guaranteed by a bank, trust company or member firm of the New York Stock Exchange, or by a combination of the foregoing. Any such shares so delivered shall be deemed to have a value per share equal to the fair market value of the shares on such date. For this purpose, fair market value shall equal the closing price of the Company's Common Stock on the listing exchange on the date the option is exercised, or, if there was no trading in such stock on the date of such exercise, the closing price on the last preceding day on which there was such trading.

               With the approval of the Committee, the Company may loan to the participant a sum equal to an amount up to 100 percent of the purchase price of the shares so purchased, such loan to be evidenced by the execution and delivery of a promissory note. Interest shall be paid annually on the unpaid balance of the promissory note at such rate as shall be determined by the Committee. Such promissory note shall be secured by the pledge to the Company as collateral security of shares having an aggregate purchase price equal to or greater than the amount of the note. A participant shall have, as to such pledged shares, all rights of ownership, including dividend and voting rights, even though subject to the security interest of the Company. Such shares shall be released by the Company when the proportionate amount of the note secured thereby is repaid to the Company. All notes executed hereunder shall be payable at such times and in such amounts and shall contain such other terms as shall be designated by the Committee and stated in the option agreement.

6.   TERMS AND CONDITIONS FOR NQSOS

     Each NQSO granted under the Plan shall be evidenced by a NQSO option agreement in such form as the Committee shall approve from time to time, which agreement shall conform to this Plan and contain the same terms and conditions as the ISO option agreement except that the 10-percent Shareholder restrictions in Sections 5(a) and 5(b) and the maximum value of share rules of Section 5(e) shall not apply to NQSO grants. To the extent an option initially designated as an ISO exceeds the value limit of Section 5(e), it shall be deemed a NQSO and shall otherwise remain in full force and effect.

7.       TERMS AND CONDITIONS OF RESTRICTED STOCK GRANTS

     The Committee may, evidenced by such written agreement as the Committee shall from time to time prescribe, grant to an eligible employee a specified number of shares of the Company's Common Stock which shall vest only after the attainment of the relevant restrictions described in Section 7(b) below ("restricted stock"). Such restricted stock shall have an appropriate restrictive legend affixed thereto. A restricted stock grant shall be neither an option nor a sale, but shall be subject to the following conditions and restrictions:
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                                      -4-

     (a) Restricted stock may not be sold or otherwise transferred by the participant until ownership vests, provided however, to the extent required for the restricted stock grant to be exempt under Rule 16b-3, the restricted stock must be held by the participant for at least six months following the date of vesting.

     (b) Ownership shall vest only following satisfaction of one or more of the following criteria as the Committee may prescribe:

           (1) the passage of two years, or such longer period of time as the Committee in its discretion may provide, from the date of grant.

           (2) the attainment of performance-based goals established by the Committee as of the date of grant. If the participant's compensation is subject to the $1 million cap of Code Section 162(m), the Committee may establish such performance goals based on one or more of the following targets:

                .  total shareholder return

                .  earnings per share growth

                .  cash flow growth

                .  return on equity and/or

                If the participant's compensation is not subject to the $1 million cap of Code Section 162(m), the Committee may establish the performance goal on the basis of the preceding four targets or any other target it may from time to time deem appropriate in its discretion.

           (3) any other conditions the Committee may prescribe, including a non-compete requirement.

     (c) Unless the Committee shall determine otherwise with respect to participants whose compensation is not governed by Code Section 162(m), the Committee shall grant and administer all performance-based awards under
     (b)(2) above with the intent of meeting the criteria of Code Section 162(m) for performance-based compensation. To this end, the outcome of all targeted goals shall be substantially uncertain on the date of grant; the goals shall be established no later than 90 days following the commencement of service to which the goals relate; the minimum period for attaining each performance goal shall be one year; and the Committee shall certify at the conclusion of the performance period whether the performance-based goals have been attained. Such certification may be made by noting the attainment of the goals in the minutes of the Committee's meetings.

     (d) Except as otherwise determined by the Committee, all rights and title to restricted stock granted to a participant under the Plan shall terminate and be forfeited to the Company upon failure to fulfill all conditions and restrictions applicable to such restricted stock.

     (e) Except for the restrictions set forth in this Plan and those specified by the Committee in any restricted stock agreement, a holder of restricted stock shall possess all the rights of a holder of the Company's Common Stock (including voting and dividend rights); provided, however, that prior to vesting the certificates representing such shares of restricted stock (and the amount of any dividends issued with respect thereto) shall be held by the Company for the benefit of the participant and the participant shall deliver to the Company a stock power executed in blank covering such shares. As the shares vest, certificates representing such shares shall be released to the participant. Until such time as the restricted shares vest, all dividends payable on such shares shall be reinvested in the Company's Common Stock, treated as restricted stock until the underlying restricted shares vest, and, upon such vesting, released to the participant. If the underlying shares do not vest, all shares purchased with the reinvested dividends shall be forfeited.

     (f) All other provisions of the Plan not inconsistent with this section shall apply to restricted stock or the holder thereof, as appropriate, unless otherwise determined by the Committee.

8.       TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

     The Committee may, in its discretion, award stock appreciation rights to any eligible employee of the Company either independent of or related to ISOs or NQSOs then being granted to him, or to be related to one or more such options theretofore granted and at the time held unexercised by such employee.

     If an independent SAR is granted to a participant, it shall be exercisable at such time and under such terms and conditions as may be set forth in the SAR agreement. Upon exercise, the participant shall receive an amount (in cash or in Common Stock, or a combination thereof, all in the sole discretion of the Committee) equal to 100% of the excess of:

     (a) the fair market value per share of the Company's Common Stock on the date of exercise of such right, multiplied by the number of shares with respect to which the right is being exercised, over

     (b)  the aggregate option exercise price for such number of shares.

     If a SAR is granted in conjunction with an option, it shall entitle him to receive payment from the Company in accordance with the following provisions, the terms of the SAR agreement and such additional terms and conditions as the Committee shall determine from time to time:

     (c) A related SAR granted hereunder may be made part of an option at the time of grant of the option or at any time thereafter up to six months prior to the expiration of the option.

     (d) Such related SAR will entitle the holder to elect to receive, in lieu of exercising the option to which it relates, an amount (in cash or in Common Stock, or a combination thereof, all in the sole discretion of the Committee) equal to 100% of the excess of:

          (1) the fair market value per share of the Company's Common Stock on the date of exercise of such right, multiplied by the number of shares with respect to which the right is being exercised, over

          (2)  the aggregate option exercise price for such number of shares.

     (e) Such related SAR will be exercisable only to the extent that it has a positive value and the option to which it relates is exercisable, except that no SAR shall be exercisable during the first six (6) months after the date of its grant.

     (f) Upon exercise of a related SAR, the option (or portion thereof) with respect to which such right is exercised shall be surrendered and shall not thereafter be exercisable.

     (g) The exercise of a related SAR will reduce the number of shares purchasable pursuant to the related option and available under the Plan to the extent of the number of shares with respect to which the right is exercised.

9.       GENERAL RESTRICTION ON ISSUANCE OF STOCK CERTIFICATES

     The Company shall not be required to deliver any certificate upon the grant, vesting or exercise of any award or option until it has been furnished with such opinion, representation or other document as it may reasonably deem necessary to insure compliance with any law or regulation of the Securities and Exchange Commission or any other governmental authority having jurisdiction under this Plan. Certificates delivered upon such grant or exercise may bear a legend restricting transfer absent such compliance. Each award shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such awards or the issue or purchase of shares thereunder, such awards may not vest or be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee in the exercise of its reasonable judgment.

10.      IMPACT OF TERMINATION OF EMPLOYMENT

     (a)  Options
          -------

     If the employment of a participant terminates by reason of the participant's disability or death, any option may be exercised, in the case of disability, by the participant or, in the case of death, the participant's designated beneficiary (or personal representative if there is no designated beneficiary) at any time prior to the earlier of the expiration date of the option or the expiration of one year after the date of disability or death, but only if, and to the extent that the participant was entitled to exercise the option at the date of disability or death. If the employment of a participant terminates on account of retirement, all of the participant's outstanding options shall become immediately vested and these options together with previously vested but unexercised options may be exercised prior to the earlier of the expiration date of the option or the expiration of 13 months from the date of retirement. For this purpose, "retirement" means any termination of employment on or after a participant is entitled to receive an early retirement benefit under any defined benefit pension plan maintained by the Company or an affiliate in which the participant has any accrued benefit. If the participant does not have an accrued benefit in any such plan, "retirement" means the participant's termination of employment on or after he has reached age 55. Upon termination of the participant's employment for any reason other than retirement, disability or death, all nonvested options held by the participant shall be forfeited and any options that are vested on the date of termination may be exercised prior to the earlier of the expiration date of the option or the expiration of 90 days from the date of termination. An option that remains exercisable after the expiration of three months from termination of employment shall be treated as a NQSO after three months even if it would have been treated as an ISO if exercised within three months of termination. Notwithstanding the foregoing, an option may not be exercised after retirement if the Committee reasonably determines that the termination of employment of such participant resulted from willful acts, or failure to act, by the participant detrimental to the Company or any of its subsidiaries.

     (b) SARs
         ----

         A participant or, in the event of his death, his beneficiary, may exercise SARs under the same circumstances and according to the same terms and conditions as apply to the exercise of options following termination of employment.

     (c)  Restricted Stock Grants
          -----------------------

          (i) Passage of Time Vesting.  If a participant has been awarded
              -----------------------
     restricted stock whose vesting is conditioned solely on the passage of time, any termination of employment for any reason, shall result in the forfeiture of all restricted stock awards that were not vested prior to the termination of employment except as otherwise provided by the Committee.

          (ii) Performance-Based Vesting.  If a participant has been awarded
               -------------------------
     restricted stock whose vesting is based solely on the attainment of performance-based goals or partly on the attainment of performance-based goals and partly on the passage of time, any termination of employment except death, disability or retirement on or after age 62 (or early retirement after age 55) shall result in the forfeiture of all restricted stock awards that were not vested prior to the termination of employment.
     A participant who terminates employment on account of death, disability or retirement may, if the performance-based criteria are eventually attained, be awarded (or, in the event of death, the participant's designated beneficiary or personal representative if there is no designated beneficiary shall be awarded) up to a pro rata portion of the restricted shares based on the participant's length of service as of his or her termination of employment over the length of the award period ending on the date the performance-based criteria are satisfied (or the passage of time would have been satisfied, if later, for an award based in part on performance goals and in part on the passage of time). The Committee shall have the discretion whether to grant a full pro rata portion of the restricted shares, a lesser portion or no shares at all under this subsection (c)(ii).

     (d) Acts Not Constituting Termination of Employment.
         -----------------------------------------------

          Unless otherwise determined by the Committee, an authorized leave of absence shall not constitute a termination of employment for purposes of this Plan. In addition, participants who transfer employment within the Financial Institutions group of companies shall not be considered to have terminated employment. Any such transferred participants shall remain eligible to exercise previously granted options and to vest in restricted stock awards in accordance with their terms as if no termination occurred and shall be eligible to receive additional awards pursuant to the terms of employment with their new employer.

     (e)  Effect on Outstanding Loans
          ---------------------------

          If employment of the participant terminates for any reason other than disability, retirement or death, any unpaid balance remaining on any promissory note used in the purchase of stock shall become due and payable upon not less than three months' notice from the Company, which notice may be given at any time after such termination; provided, however, that, unless the note has an earlier due date, such unpaid balance on such promissory note shall become due and payable five years from the date of such termination. In the case of termination due to death, any unpaid balance remaining on such note on the date of death shall become due and payable one year from such date.

11.      ADJUSTMENT OF SHARES

     In the event of any change in the Common Stock of the Company by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares authorized under Section 4, the number and kind of shares which thereafter are subject to an award under the Plan and the number and kind of unexercised options and unvested shares set forth in awards under outstanding agreements and the price per share shall be adjusted automatically consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

12.      WITHHOLDING TAXES

     All cash payments upon the exercise of SARs are subject to the customary federal, state and/or local income and employment taxes to which compensation payments are subject. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, or whenever restricted stock vests, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and/or local income and employment withholding tax requirements prior to the delivery of any certificate or certificates for such shares or to take any other appropriate action to satisfy such withholding requirements. Notwithstanding the foregoing, subject to such rules as the Committee may promulgate and compliance with any requirements under Rule 16b-3, the recipient may satisfy such obligation in whole or in part by electing to have the Company withhold shares of Common Stock from the shares to which the recipient is otherwise entitled.

13.      NO EMPLOYMENT RIGHTS

     The Plan and any awards granted under the Plan shall not confer upon any participant any right with respect to continuance as an employee of the Company or any subsidiary, nor shall they interfere in any way with the right of the Company or any subsidiary to terminate the participant's position as an employee at any time.

14.      RIGHTS AS A SHAREHOLDER

     The recipient of any option under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for the underlying shares of Common Stock are issued to the recipient. The recipient of a restricted stock grant shall have all rights of a shareholder except as otherwise limited by the terms of this Plan.

15.      AMENDMENT AND DISCONTINUANCE

     This Plan may be amended, modified or terminated by the Committee or by the shareholders of the Company, except that the Committee may not, without approval of the shareholders, materially increase the benefits accruing to participants under the Plan, increase the maximum number of shares as to which awards may be granted under the Plan, change the basis for making performance-based awards for participants whose compensation is subject to Section 162(m), change the minimum exercise price of options, change the class of eligible persons, extend the period for which awards may be granted or exercised, or withdraw the authority to administer the Plan from the Committee or a committee of the Committee consisting solely of outside directors unless the Board determines that inside directors may serve on the Committee. Notwithstanding the foregoing, to the extent permitted by law, the Committee may amend the Plan without the approval of shareholders, to the extent it deems necessary to cause the Plan to comply with Securities and Exchange Commission Rule 16b-3 or any successor rule, as it may be amended from time to time. Except as required by law, no amendment, modification, or termination of the Plan may, without the written consent of a participant to whom any award shall theretofore have been granted, adversely affect the rights of such participant under such award.

16.      CHANGE IN CONTROL

          (a) Notwithstanding other provisions of the Plan, in the event of a change in control of the Company (as defined in subsection (c) below), all of a participant's restricted stock awards shall become immediately vested to the same extent as if all restrictions had been satisfied and all options shall become immediately vested and exercisable, unless directed otherwise by a resolution of the Committee adopted prior to and specifically relating to the occurrence of such change in control.

          (b) In the event of a change in control each participant holding an exercisable option (i) shall have the right at any time thereafter during the term of such option to exercise the option in full notwithstanding any limitation or restriction in any option agreement or in the Plan, and (ii) may, subject to Committee approval and after written notice to the Company within 60 days after the change in control, or, if the participant is an officer subject to Section 16 of the Exchange Act and to the extent required to exempt the transaction under Rule 16b-3, during the period beginning on the third business day and ending on the twelfth business day following the first release for publication by the Company after such change of control of a quarterly or annual summary statement of earnings, which release occurs at least six months following grant of the option, whichever period is longer, receive, in exchange for the surrender of the option or any portion thereof to the extent the option is then exercisable in accordance with clause (i), an amount of cash equal to the difference between the fair market value (as determined by the Committee) on the date of surrender of the Common Stock covered by the option or portion thereof which is so surrendered and the option price of such Common Stock under the option.

          (c)  For purposes of this section, "change in control" means:

     1)  there shall be consummated

          i. any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which any shares of the Company's common stock are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a wholly-owned subsidiary of the Company immediately before the consolidation or merger; or

          ii. any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

     2) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

     3) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 20% or more of the Company's then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Company immediately before it becomes such 20% beneficial owner; or

     4) individuals who constitute the Company's Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Incumbent Board.

17.      EFFECTIVE DATE

     The effective date of the Plan shall be the date this Plan is approved by the affirmative vote of the owners of a majority of the Company's outstanding shares of Common Stock.

18.      DEFINITIONS

     Any terms or provisions used herein which are defined in Sections 83, 162(m), 421, or 422 of the Internal Revenue Code as amended, or the regulations thereunder or corresponding provisions of subsequent laws and regulations in effect at the time awards are made hereunder, shall have the meanings as therein defined.

19.      GOVERNING LAW

     To the extent not inconsistent with the provisions of the Internal Revenue Code that relate to awards, this Plan and any award agreement adopted pursuant to it shall be construed under the laws of the State of New York.



Dated:   May 27, 1999         FINANCIAL INSTITUTIONS, INC.


                              By:  /s/ Peter G. Humphrey
                                       Peter G. Humphrey
                              Title:   President



Date of Shareholder Approval:  May 27, 1999